Exhibit  99.1

                       PARA MAS INTERNET, INC.
                     CERTIFICATION  PURSUANT  TO
                      18  U.S.C.  SECTION  1350,
                       AS  ADOPTED  PURSUANT  TO
             SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002


In connection with the Quarterly Report of Para Mas Internet, Inc. (the "Company") on Form 10-KSB for the period ended March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Don McFadyen, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section  906  of  the  Sarbanes-Oxley  Act  of  2002,  that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Don McFadyen
---------------------------------------
Don McFadyen
Principal  Executive  Officer
Principal  Financial  Officer
October 15,  2003

     A signed original of this written statement required by Section 906 has been provided to Para Mas Internet, Inc. and will be retained by Para Mas Internet, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.